Revitalized May 2023 © 2023 Hyzon Motors Inc. All Rights Reserved

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K/A for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations. 2

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED HYZON : INNOVATING HYDROGEN MOBILITY Hyzon is enabling its customers to meet their business and decarbonization goals by delivering leading fuel cell technology, starting with heavy duty truck applications

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon Motors at a Glance Note: Company logos are trademarked images of the respective firms. 1.Patent counts are totals of exclusively and jointly owned, both granted and filed / pending Fuel Cell Technology Leader, Driving “Early Mover” Commercialization of Heavy-Duty FCEV Trucks Proprietary fuel cell technology and 200 kW fuel cell system (FCS) Repowered fuel cell trucks Hydrogen relationships and investments 124 Total patents granted and filed/pending1 4.5 kW/L Current generation power-density of PEM fuel cell stacks 200 kW Net fuel cell single stack system in on-road testing U.S. Based 4

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon Motors Revitalized: Technology-led, Commercially Scalable Focused Strategy Already well Along in Execution Hyzon Motors Revitalized 01 Highly focused, restructured strategy & operations led by strengthened management team 02 Market leading fuel cell technology with a proprietary 200kW fuel cell system 03 Advantaged cost structure achieved through in-house fuel cell production and a capital light model 04 Increased industry tailwinds driven by favorable government policies & larger investments into the sector 05 Economically attractive collaborations enabling customer economics and value creation 06 Path Forward focused on 2023-2024 commercialization milestones, with several already completed 5

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED6 Highly focused, restructured strategy & operations led by strengthened management team

Highly Focused, Restructured Strategy & Operations

Focus on Hyzon's proprietary technology to produce 200 kW fuel cells for heavy-duty trucks

	Prior Hyzon challenges	Actions taken / underway	Resulting focused strategy
Product	• Decentralized product and powertrain development (over 25 truck variants in development globally)	• Centrally driven powertrain development • Rationalized product portfolio • Renegotiate customer contract terms	• Single 200 kW drivetrain developed centrally in US-based global engineering • Focused product development, based on market research and scalability • Three focused truck platforms – single platform per region enabling scale
Technology	• R&D activities covering both immediate critical needs and long-term vehicle R&D opportunities, with over 45 distinct vehicle R&D projects	• Refocused on fuel cell and fuel cell manufacturing • Prioritized remaining vehicle R&D spend on highest criticality R&D projects for immediate commercialization	• Focus on 200kW fuel cell development • Drive R&D towards commercialization and scalable manufacturing • Rationalized down to 16 R&D projects
Geography	• Operations decentralized across multiple countries • Under-developed process for evaluating new country entry opportunities	• Re-evaluated market and customer contracts for each country • Focused operating subsidiaries - sold Hyzon Guandong (China) as we start exiting China commercial truck market	• Targeting high-growth markets with strong government support (US, Netherlands / Germany / Austria, and Australia / New Zealand) • Rationalized footprint - exiting China and delaying non-priority markets

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Experienced and Reinvigorated Management Team 8 Biography • Parker Meeks is the Chief Executive Officer (CEO) and a member of the Board of Directors of Hyzon Motors Inc., and brings deep strategic, analytical and performance-driven expertise across energy, transportation and infrastructure to the company, along with extensive experience driving transformational change via strategic growth, operating performance, acquisition strategy & integration and culture formation in field services-oriented businesses across design & construction end markets, including infrastructure, industrials, electric power, energy transition and oil, gas & chemicals. Parker has a combination of strategic, analytical and performance-driven pedigree with strong tactical operating & organization leadership experience • Before Hyzon, he was President, Infrastructure Sector, at TRC, leading its P&L efforts, and was Managing Partner of McKinsey’s Houston office, and a founding leader of McKinsey’s global Capital Productivity & Infrastructure practice Experience and Qualifications • Partner – McKinsey & Company • 17+ year history advising energy, infrastructure and transportation sectors • President, Infrastructure at TRC PARKER MEEKS Chief Executive Officer, Board Member

Experienced and Reinvigorated Management Team: Operations & Technical



Dr. BAPPA BANERJEE
Chief Operating Officer

GE Transportation a Wabtec company · CATERPILLAR

Experience and Qualifications

- 20+ years of operations, engineering, and commercial functions for global companies including GE Transportation and Caterpillar



PAT GRIFFIN
President North America

BATTLE MOTORS · BERKSHIRE HATHAWAY

Experience and Qualifications

- Multiple executive roles in the Truck OEM industry
- Proven success in start-up, turnaround, growth and profitability
- Executed turnaround and sale as CEO - Crane Carrier Corporation



JOHN EDGLEY
President International Operations

AAG Investment Management · Ampersand · EASTMAN

Experience and Qualifications

- Veteran of operating complex organizations and advising private equity on investments and portfolio companies



SHINICHI HIRANO
Chief Technology Officer

Ford

Experience and Qualifications

- 30-year career in automotive fuel cell technology
- 17 years in leadership roles at Ford Motor Co.



Dr. GEORGE HE
VP, Fuel Cell Systems

gm · GENERAL DYNAMICS

Experience and Qualifications

- Technical specialist with 25 years of experience with GM and General Dynamics in fuel cell system and powertrain



Dr. RAJESH BASHYAM
VP, Membrane Electrode Assembly

BALLARD · Great Wall · Los Alamos National Laboratory

Experience and Qualifications

- Inventor with 25 years of experience in PEM fuel cells, MEA and advanced materials engineering

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Experienced and Reinvigorated Management Team: Finance & Legal



JIAJIA WU
Interim Chief Financial Officer



SAYANTA DUTTA
SVP, Corporate Development



JOHN ZAVOLI
General Counsel & Chief Legal Officer

Experience and Qualifications

Jiajia Wu (UL, EY)

Deep experience in public accounting and finance, leading global teams at UL and Ernst & Young

Sayanta Dutta (Morgan Stanley, amazon, McKinsey & Company)

Management consultant and investment banker advising energy and energy technology companies for 14 years across U.S., Europe, SE Asia and Australia

Senior Finance Executive -- Amazon Flex

John Zavoli (pwc, KARMA)

Public company CFO & GC

Partner -- PwC

General Counsel, Karma Automotive

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED11 Market Leading Fuel Cell Technology A proprietary 200kW fuel cell system driving 25% lower fuel cell cost at same total power, 30% lower weight, 30% lower volume and an estimated 20% increase1 in miles per kg H2 2023 HYZON OTORS INC. 1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Technology Advantages is Based on Proprietary Fuel Cell IP Leveraging IP to produce and commercialize 200kW FC system Category # of patents Significant areas Membrane Electrode Assembly (MEA) 20 Covers, electrode design, membrane catalyst, gas diffusion layer Bipolar Plate (BPP) 6 Flow field design, durability improvement Unit Cell 6 Sealing, bonding FC Stack 4 Stack design, assembly Balance of Plant (BOP) 4 Humidifier Fuel Cell System 2 Modular boost converter Note: These are exclusively filed by Hyzon Motors. Numbers include patent applications filed/published 12

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Highlights of Proprietary Technology Enabling our 200kW Fuel Cell… 13 Single Stack Design Controller Air Compressor Humidifier Fuel Cell Stack Multiple in-one PDU Hybrid Bipolar Plates Metallic Plate Graphite Plate 7-layer Membrane Electrode Assembly (MEA) 1. Includes eDrive and power electronics

…Providing Significant Advantages Over Two ~100 kW FCS Deployments Due to Hyzon's Advantaged IP and Design

Advantages of Hyzon's 200 kW single fuel cell system IP and benefits vs. two ~100 kW fuel cell systems

1 — 7-layer MEA
- Innovative MEA design increase the robustness, performance and durability
- Exclusively own 20 US and international patent applications on MEA

2 — Hybrid BPP
- Patented hybrid bipolar plate (graphite and metallic)
- Combined advantages of graphite and metallic plates
- Enables much larger cell size
- Improved heat distribution & water management
- Suitable for heavy-duty applications

3 — Single stack
- More individual fuel cells than typical industry fuel cell stacks
- Integrated design eliminating external connectors and cables

4 — Roadmap
- Adhering to robust engineering testing and standards
- DVP&R ongoing
- 25 200kW fuel cells are being made
- Continuous manufacturing upgrade


Fuel Cell Stack

Hyzon's 200 kW single FCS shows significant benefits vs. traditional approach of two ~100 kW fuel cells

-30%
Total Volume

-25%
Total FCS cost in truck BOM (200 kW vs. 2x~100 kW)

-30%
Total FCS weight vs. 2 systems

+20%
Miles per kg H2 vs. 120 kW FC truck[1]

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Hybrid Bipolar Plates

Key Features



Active Area (AA)

- Much larger active area
- Improved heat distribution & water management

Metallic Plate Advantages

- Thinner – higher power density
- Little H2 leak
- Easier to start in cold temperatures (e.g. -30 degrees C)

Graphite Plate Advantages

- More uniform distribution of contact points
- Improved thermal conductivity
- High tolerance to cell-to-cell voltage variation
- Heat distribution more uniform
- Corrosion Resistant

High Power Operation

- Hybrid BPP operates at the rated power continuously while metallic plate fuel cells usually operate at low-medium level of rated power

Lower Manufacturing Cost

- No welding required
- Welded area may overheat causing premature failure

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Single Stack Design More individual fuel cells enclosed in a housing Controller Air Compressor Humidifier Fuel Cell Stack Multiple in-one PDU Integrated module Multiple-in-one power distribution (PDU), anode module, cathode module Advantages vs. Multi-stack 1 No interoperability issues 2 More compact – 30% less space required 3 Lighter 4 Fewer parts 5 Lower Cost 6 Scalable mass production 16

Hyzon has an Innovative MEA Manufacturing Process

7-Layer Membrane Electrode Assembly (MEA)

1. Cathode catalyst layer is coated on the membrane (this is the layer where oxygen reduction reaction happen at the cathode in the final MEA)
2. Coating anode catalyst layer on a substrate film (this is where hydrogen oxidation happen at the anode in the final MEA)
3. The anode catalyst layer on the substrate is transferred to the non-coated side of the membrane in a roll-to-roll lamination equipment (anode catalyst layer / membrane / cathode catalyst layer constitute the 3-layers
4. In the next step, the 3-layer roll is integrated into sub-gasket in a roll-to-roll equipment (two sub gaskets: one for anode side and one for cathode side) to form the 5-layers
5. Finally, gas diffusion layers are integrated in a roll-to-roll equipment (one for anode and one for cathode) to form 7-layers and this is referred to as MEA (MEA has 7-layers in total)

Proprietary roll-to-roll MEA manufacturing process



Anode / Cathode
3-layers
5-layers
7-layers
Catalyst Ink Mixing
Catalyst Ink Coating
Catalyst Layer Lamination
Gasket Lamination
GDL Lamination

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Technology Advantage: Power Density Among the Leaders in Mobility Fuel Cells, Which Enables More Power in a Smaller Package Source: Ballard Investor Presentation (2022), filings and company websites of Bosch, Cellcentric, Hyundai, Hydrogenics, and Toyota press releases. 1. As of March 11, 2022; 2. Peers included: Ballard (Fcgen-HPS), Horizon (VLS-II150), Hyundai NEXO, Plug (ProGen— P125kW), Powercell (Pstack – 125kW), Sinohytech,,, Toyota Mirai (new 128kW stack) Proprietary 200kW Fuel Cell Technology Power Density Performance vs. Peers 200 kW FCS Volumetric Power Density: important for space allocation in vehicle, specifically engine compartment, critical for mobile high power requirement solutions with tight space requirements such as HD trucks • Based on available information, Hyzon is one of the leaders in fuel cell stack volumetric power density versus our peer set 0 1 2 3 4 5 1 2 3 4 5 6 Fuel Cell Stack Power Density Comparison1,2 Volumetric Power Density (kW/L) 18

Hyzon's 200kW Fuel Cell Offers Significant Advantages vs. Competitors Typical Approach of Two ~100kW Dual Fuel Cell Systems

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Typical Approach by Competitors

(Approximated by 2x Hyzon 110kW FCS's)



	HYZON	Typical Approach by Competitors
1 Fuel Cell	**Single 200kW system**	**Two systems**
2 Weight	**~360 kg** ~30% lighter than two systems	**~520 kg** Each system weights ~260 kg
3 Balance of plant	**Single**	**Double** Two each of air compressors, water pumps, humidifiers, HV cables, valves, sensors etc.
4 Efficiency	**~20% more efficient[1]** (initial vehicle testing)	**Single ~110 kW system ranges 5-7 mi/kg** Depends on use case
5 Cost	**~25% Lower total fuel cell system cost + Lower FCS unit cost ($/kW) and est. maintenance + service cost**	**Higher total fuel cell systems cost, FCS unit cost ($/kW, 3rd party sourced) and est. maintenance + service cost**

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED First 200 kW Fuel Cell Prototypes in Production & Testing, along with On-road Testing in Development Trucks 20 Validates our proprietary intellectual property and manufacturing capabilities of heavy-duty fuel cells 1. Horizon produced and Hyzon validated First 200kW fuel cell1… …In prototype testing on truck

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Proprietary Fuel Cell Production Facility Bolingbrook Facility, IL 1 Membrane Electrode Assembly (MEA) production line commissioned and in production 2 Fuel cell system assembly ramping, with ability to scale as needed 21

Driving Hyzon's 200 kW Single FCS Technology to Commercialization

200 kW FCS Major Milestones: Start-of-Production and Durability

1H 2023

- ✓ 200 kW FCS A-Samples produced and tested
- ✓ 3x 200 kW FCS B1 Samples produced and tested
- ✓ Design Verification Plan (DVP)
- 6x 200 kW FCS B2 Samples produced and tested

2H 2023

- 16x 200 kW FCS B2 and C samples produced and tested
- Design Verification Plan and Report (DVP&R)
- Short stack durability (Accelerated Stress Testing – AST & Load Cycle Testing – LCT)

1H 2024

- 200 kW FCS durability with simulated vehicle drive cycles
- In-vehicle on-road 200 kW FCS validation tests

2H 2024



- Pre-production declared
- Process Verification Plan and Report (PVP&R)
- Start of Production (SOP)

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED23 Advantaged Cost Structure achieved through in-house fuel cell production and a capital light model, yielding positive truck-level contribution margin today & projected diesel parity TCO w/o truck subsidy estimated by 2027

Three Streamlined and Region-Specific Core Platforms

Region-specific product platforms minimize asset requirements and maximize standardization

1. One platform developed per region
2. Standardized fuel cell powertrain
3. Modularized balance of plant / electrified components
4. Agile 3rd party contractor assembly strategy[1]
5. Customer deployments in 2023 in all three regions


Conventional
Cabover
Rigid

1 .Hyson Motors US and Hzyon Motors Europe to leverage third party contract assembly for FCEV truck assembly; Hyzon Australia planned to assemble its own vehicles in scale-up of production

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Capital-Light Model Leveraging Third-Party Contract Assemblers Drives Both Cost and Partial Working Capital Advantages vs. Full Vehicle Manufacturing Overview of Capital Light Third Party Assembly Model Benefits to FCEV Cost Structure and Cash: US Example • FCEV truck assembled by third party contract assemblers (US and EU) • Smallest share of cost stack and incurred only on a unit-by-unit basis (no large capital outlay for truck plant) • Significant cost reduction per unit particularly at scale-up trajectory volumes • In the U.S., customer driven base truck order (through dealer) sent directly from OEM to assembler • In that model, Hyzon does not carry working capital for the base truck cab & chassis • Materially lowers working capital cash burden of the overall FCEV truck Illustrative Component / Assembler Cost of Hyzon’s Class 8 Truck Contribution Margin Cab / Chassis Assembler Fee Fuel Cell Powertrain / Aux / OtherU.S. Example Illustrative Working Capital Burden of Hyzon’s Class 8 FCEV Truck Under US Large Fleet Dealer Model Cab / Chassis Fuel Cell Powertrain / Aux / OtherU.S. Large Fleet Example 3rd Party Contract Assembler Fee Working Capital Requirement: Cab & Chassis (US Large Fleet) 25

Positive Contribution Margin at Truck-Level Today, with Specific Cost Reduction and Fuel Efficiency Improvement Initiatives to Expand…

Illustrative unit economics of Hyzon's Class 8 fuel cell electric vehicle; U.S. example

Cab / Chassis
- Fixed pass-through cost of cab / chassis – lowest cost contributor to overall cost of Class 8 trucks
- Sourced either directly from OEMs / existing fleet through customer or recent trucks from dealers, minimizing working capital outlay

3rd Party Assembler Fee
- **Capital-light model w/ 3rd party Assembly contractor fee, small & decreasing portion of cost structure**

Fuel Cell
- Leveraging proprietary technology and in-house production to manufacture industry-leading 200kW fuel cell
- Cost advantages through in-house manufacturing as compared to purchased fuel cells from third parties

Powertrain & Auxiliary
- Electrified powertrain modules standardized across platforms and vehicles to drive economies of scale, optimized with suppliers over time

Illustrative Cost Breakdown of Hyzon's US Class 8 Truck[1]

100% = Total Price (Actual or Estimated) Excluding Taxes & Delivery



Contribution Margin
Cab / Chassis
Assembler Fee
Fuel Cell
Powertrain / Aux / Other
100%
110kW fuel cell (2023)
200kW fuel cell (low volume estimate)
200kW fuel cell (high volume estimate)

1. Illustrative graph is drawn to scale; unit level contribution margins (direct costs plus warranty reserve) – Based on Hyzon Motors Internal estimates

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED …Enabling Diesel Parity Without Relying on Truck Subsidies at Volume of 1,000 Trucks Annually 1. Based on fuel cell electric Class 8 truck illustrative sales price of $500k, for analysis purposes reduced to $425k @ 1,000 units (with and without purchase subsidies of $240k), 100k miles per year for 8 years, $5.0 / kg H2 cost, vehicle maintenance of $0.17 / mile and fuel economy of 6.0 (1), 7.0 (500), 8.0 mi/kg (1,000); 2.Assumed acquisition cost of $139k. Diesel fuel economy assumed 5.4 mpg @ $4.80 / Gal with maintenance costs of $0.20 / mile. $1.31 $1.14 $0.98 $1.61 $1.49 $1.33 1 500 1000 FCEV (with subsidy) FCEV (without subsidy) $1.31 Diesel Hyzon Units Produced1 2 Illustrative Total Cost of Ownership Comparison $/mile 1 Manufacturing 200 kW fuel cells in house offers significant cost advantages through scale impact 2 Vehicle production currently transitioning to at-scale production via modularization & standards 3 Detailed R&D pathway identified to drive fuel efficiency improvement on Class 8 Cascadia, including 200 kW benefits 27

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Active and Progressing Pipeline with Initial Anchor Customers Contracted in Each Region Number of fleets active at each Pipeline Stage by region 1 Robust customer pipeline in all three regions primarily focused on California, Netherlands, Germany and Australia 2 Initial contracts in place in each region and commercial delivery starting in 2023 1 Traction in all three regions primarily focused on California, Netherlands, Germany / Austria, and ANZ 2 Anchor customer agreements in place in each region, commercially activated in 2023 3 Priority back to base u e cases including drayage, food & beverage, short haul freight Region Early Engagement Trial Planning / Contract Negotiations Contracted1 Pipeline Stage 28 1. Includes binding orders and trial-to-buy orders

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Large Fleet Focus with Three-Step Ramp-up, Enabling 1,000 Trucks per Year with just 10 Large Fleet Customers 1. Based on 40 – 50 kg of hydrogen consumption per day per FCEV Class 8 truck. 29 Example Large Fleet Customer Order Intention Ramp-Up Schedule w/ Hydrogen Fuel Requirements 1 Hyzon’s commercial model collaborates with customers through the FCEV ramp-up, starting with pilot orders attached to confirmed milestone orders 2 Post-trial fleet ramp-up to 100 trucks per year over 3 - 4-year period 3 10 customers per region leads to 1,000 trucks per year over multiple phases 4 Active trial and customer pipeline with anchor customers under agreements in US, Europe and Australia / New Zealand 5 50 100 ~0.15 – 0.20 ~1.75 – 2.25 ~4.5 – 6.0 Public access or behind the fence based on interest and operational needs Number of Class 8 FCEV trucks Cumulative hydrogen consumption (tons/day)1 Hydrogen Fueling Solutions Cumulative Class 8 FCEV trucks in fleet 5 55 155 Mobile refueler or existing public access Pilot Milestone Ramp-up

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED30 Increased Industry Tailwinds driven by favorable government policies & larger investments into the sector, with subsidies enabling over 10,000 HD ZEV trucks in near-term

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED ~20% of global H2 demand will be for mobility applications by 2040 Hydrogen Market is Large, but it is still in its Infancy 1. Based on each vehicle operating 75,000 miles annually with 7.0 miles/kg fuel efficiency in 2025, and improving by 0.5 miles/kg every 5 years Source: Equity research, Hyzon analysis 31 Huge upside opportunity as hydrogen end-use demand is expected to grow Hydrogen end-use demand by segment, MT hydrogen p.a. 52.4 2025 2040 0.4 2020 4.7 2030 19.2 2035 87.1 98.9 133.0 189.6 248.4 +5% Iron & Steel Methanol AmmoniaRefining Power generation Grid blending & buildings Mobility Number of commercial Vehicles fueled1 400 4,700 20,500 60,000

Significant Global Market Opportunity in HD Trucking Alone, with Multiple Layers of Upside Optionality through 2030 and Beyond

Target Addressable Global Market Across Hydrogen Ecosystems, $ Billions



2050
2030
Immediate
Medium/Long-term
800
500
Heavy Duty 1
1,700
600
Hydrogen 2
2,900
600
Medium Duty 3
1,700
500
Airport / Port Ecosystems 4
6,700
1,400
Remote Power 5
1,300
500
Other Heavy Duty Mobility Applications 6
15,300
4,100
Target Addressable Market 7

Hyzon Focus

Heavy Duty	Hydrogen	Medium Duty / Airport / Port Ecosystems	Remote Power	Other Heavy Duty Mobility Applications
Today: 3 core platforms - Conventional (US), Rigid (EU & ANZ) and Cabover (EU & ANZ)	Portfolio of hydrogen investment rights; Raven initial hub investment active	Additional mobility products requiring high-powered and durable fuel cell systems	Schlumberger collaboration to sell FCs into mobile power applications	Collaboration-based fuel cell technology deployment

1. Statista HD Truck Projections (2019). 2030 and 2050 TAM based on extrapolation of 2019 – 2026 CAGR of 2.57%.
2. Goldman Sachs Global Demand & Supply Model (2022); 2050 TAM based on extrapolation of 2020 – 2040 CAGR of 5.38%.
3. Mordor Intelligence MD and HD Commercial Vehicles Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2018 – 2028 CAGR of 8%.
4. Airport: The Business Research Company Commercial Aircraft Market Research Report (2023). 2030 and 2050 TAM based on extrapolation of 2023 – 2027 CAGR of 7.9%. Port: Skyquest Tech Consulting Marine Vessel Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2028 CAGR of 1.61%.
5. Markets and Markets Hybrid Power Solutions Market Research Report (2015). 2030 and 2050 TAM based on extrapolation of 2016 – 2021 CAGR of 8.13%.
6. Other Heavy Duty Mobility Applications consists of Locomotive, Agricultural Machinery, Construction Machinery, ATV markets.
Locomotive: Statista Locomotive Projections (2021). 2030 and 2050 TAM based on extrapolation of 2020 – 2027 CAGR of 3.0%. Agricultural Machinery: TechNavio Agricultural Machinery Market Research Report (2022). 2030 and
7. 2050 TAM based on extrapolation of 2021 – 2026 CAGR of 5.87%. Construction Machinery: TechNavio Construction Machinery Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 4.3%. ATV: TechNavio All-Terrain Vehicle Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 7.59%.

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Subsidy Availability Drives Thousands Of Zero Emission Trucks With Diesel Parity Conversion Potential in Near-Term

Hyzon locations



	Already Active Up to 2023			2024 and Beyond			
Program	HVIP	Carl Moyer	VW Settlement	DOE Hubs	IRA	IRA Clean Ports	Other upcoming legislation
Funding Available	$430MM in 2023	$45MM in 2023	$2Bn until 2026	$8Bn	$1Bn	~$2.3Bn through 2027	Hydrogen Infrastructure Initiative (inclusive of Hydrogen for Trucks Act)
Est. Potential ZE Class 8 Trucks	~2,000 in 2023	~180 in 2023	Typically 20-50 trucks per state (e.g. TX, NY, MI)	~6,000-7,000	~4,200	In comment period ~2,000 trucks	



	Already Active Up to 2023					2024 and Beyond			
Program	Horizons	Innovation Fund	Germany	France	Spain	IPCEI Project Hy2Use	UK ZERFT	Netherlands	Other upcoming legislation
Funding Available	€15.1Bn through 2027	€1Bn through 2023	€900MM through 2024	€340MM through 2022	€400MM through 2023	Up to €5.2Bn	£20 -£90MM (annual)	€40MM through 2024	Green Deal Industrial Plan
Est. Class 8 Trucks	~5,000 through 2027	~250 through 2023	~3,000 through 2024	~1,200 through 2022	~1,500 through 2023	Up to ~19,000	~100-200 (annual)	~200 through 2024	

Source: California Air Resources Board, New York State Truck Voucher Incentive Program, Rocky Mountain Institute, U.S. EPA, U.S. Senate Energy and Natural Resources Committee, U.S. Senate Initiatives, EU Research & Innovation Programme, UK Innovation Funding Service, European Federation for Transport and Environment, Hydrogen Europe, The International Council on Clean Transportation, press releases.

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

FCEV Heavy-Duty Trucks Expected to Out-Compete BEV when Heavy Loads, Long Distances and/or Short Fueling Times are Needed – Majority of Class 8 in US

Mileage Comparison 10 Mins Of Refueling/Recharging: Real time lost waiting for charging durations vs. hydrogen refueling expectations


FCEV Long Haul Class 8 Hydrogen truck
280
FCEV Long Haul Class 8 Hydrogen truck Future
750
30
250
BEV 350kW DC Fast Charger Today
1500kW DC Fast Charger Future

Payload Performance: Real potential revenue loss and / or operational cost increases for fleets who maximize weight up to allowed limits

Payload benchmark of alternative powertrains


100%
Diesel
99.7%
FCEV
76%
BEV
Medium Duty (33,000 LBS)
100%
Diesel
99.3%
FCEV
80.9%
BEV
Heavy Duty (80,000 LBS)

Sources: Assumptions: Diesel: (1) Typical HD vehicles achieve 6.5 mpg (Davis and Boundy 2019; Schoettle, Sivak, and Tunnell 2016). (2) Fueling rates for diesel truck dispensers are commonly 15 gpm or faster; BET: (1) Tesla and Daimler advertise vehicle efficiencies of ~2 kWh/mile (Tesla 2020; Daimler Trucks North America LLC 2020). Therefore, setting case today at 2 kWh/mile and future case at 1 kWh/mile, 50% reduction in energy use. (2) Charge rates for today will be 350kW fast charger and future case 1,500kW fast charger; FCET: (1) Nikola Motor predicting 600-mile range with 80kg of hydrogen, which equates to 7.5 mi/kg, so at 100kg of hydrogen total capacity provides 750- mile total range. In context of FCEBS showing efficiency around 4-6 mi/kg for on-road efficiency and bus drive cycles being tougher than drive cycles for trucks, so 7.5 mi/kg estimate reasonable, and use this for both today and future case. (2) Fill rates for today and the future case will be 3.6 kg/min and 10 kg/min, respectively

Sources: Fuel Cells and Hydrogen 2 Joint Undertaking. (2017, August). Development of Business Cases for Fuel Cells and Hydrogen Applications for Regions and Cities: FCH Heavy'-duty trucks. https://www.fch.eu-ropa.eu/sites/default/files/171121_FCH2JU_Application-Package_ WG 1 _ Heavy duty trucks (ID 2910560) (ID 2911646). pdf

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED35 Economically attractive relationships & agreements enabling customer economics and value creation

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hydrogen Production Relationships & Investment Rights Provide Access to Fuel at Diesel Parity 1. Includes unrecyclable plastics MSW1 RNG Ind. gas Biomass Solar/Wind CA, Europe Midwestern U.S. Western U.S. Western U.S. OK Applicability by Feedstock Hyzon Location Focus Note: Raven SR, Transform Materials, TC Energy, ReCarbon and Woodside logos are owned by their respective owners 36

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Collaboration Press Releases 37

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED38 Path Forward focused on 2023-2024 commercialization milestones, with several already completed

Hyzon's Focus in 2023-2024: Execution, Which is Well Underway

Priority Milestones to achieve in 2023-2024

Organization | Fuel cell | Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 200kW B-sample fuel cell produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	
Fuel cell	2H 2023	200kW fuel cell C-sample declaration	
Vehicle	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated and 200kW C-Sample Declared	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon Motors Revitalized: Technology-led, Commercially Scalable Focused Strategy Already well Along in Execution Hyzon Motors Revitalized 1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS 01 Highly focused, restructured strategy & operations led by strengthened management team 02 Market leading proprietary 200kW single stack fuel cell system driving 25% lower total fuel cell system cost at same power and an estimated 20% increase1 in miles per kg H2 03 Positive contribution margin at the truck level achieved through in- house fuel cell production, capital light vehicle production model, H2 partnerships enabling customer adoption, accelerating truck subsidy- free TCO diesel parity by 2027 04 Significant market size and greater decarbonization momentum driven by more favorable government policies unlocking thousands of zero emissions trucks through subsidies in near-term 05 Economically attractive partnerships enabling customer economics and value creation 06 Path Forward focused on 2023- 2024 commercialization milestones, with several already completed 40

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED41 APPENDIX

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Global Footprint to Drive Zero Emissions Adoption Note: US facilities are under different levels of construction 42 Hyzon’s Current Facilities Groningen, The Netherlands • Vehicle prototyping • Technology Development Rochester, New York, USA • Powertrain Module Assembly • Hydrogen Storage System Assembly • Vehicle Prototypes Bolingbrook, Illinois, USA • Corporate office • Membrane Electrode Assembly Production • Fuel Cell Stack/Systems Assembly • Vehicle prototyping • Fuel Cell/Powertrain R&D Detroit, Michigan, USA • Vehicle Innovation & Engineering • Vehicle Proving Grounds California, USA • Initial Customer Trials, service and vehicle support • First H2 Production location Springfield, Ohio, USA • Vehicle Assembly Partner Melbourne, Australia • Vehicle Innovation & Engineering • Vehicle Proving Grounds Shanghai, China • Global Vehicle Support Hyzon Facilities Locations Hyzon Support Locations

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hybrid Bipolar Plates (BPP) 43 Key features of Hyzon’s Design 45% of the stack material cost, 60% volume, 70% weight Unique flow-field plate designs on both cathode and anode plates enable uniform flow distribution of reactants (H2 and O2) effective removal of water for high performance and durability Each side of the plate is independently designed to create a durable, highly conductive flow field, tailored to the specific requirements and environment with which it interacts. Through a unique combination of graphite and metallic surface engineering Graphite plate for cathode and titanium plate for anode BPP are corrosion-resistant, thin, and high resistance to reactant gas leakage, significantly contributing to the fuel cell stack’s durability, power density, and efficiency

Patent Overview

List of Patent applications Protecting Hyzon's 200kW

Category	#	Description
MEA	20	Covers, electrode design, membrane catalyst, gas diffusion later
BPP (Bipolar plate)	6	Flow field design, durability improvement
Unit cell	6	Sealing, bonding
FC Stack	4	Stack design, assembly
Balance of plant (BOP)	4	Humidifier
Fuel Cell System	2	Modular boost converter
Hydrogen Storage System	1	Modular storage system
Vehicle	7	Semi-truck body, styling, e drive, headlight
Battery	18	Battery SOC management, usability in FCEV

Note: These are exclusively filed by Hyzon Motors. Numbers include patent granted, published and filed

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© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Patent Overview 1. All Patents Applied are Pending (not Awarded); 2.Jointly owned with one or more Horizon entities (per IP Agreement) except three unrelated parties (in discovery) 45 Patent Control Summary as of April 19, 2023 Patents Awarded Patents Applied Patents Pending Non- Provisional Applied Provisional Applied Totals Exclusively Owned1 0 68 68 63 5 68 Jointly Owned2 39 56 17 56 0 56 Totals 39 124 85 119 5 124